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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Toreador Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Toreador Resources Corporation

Notice of 2003
Annual Meeting
of Stockholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, June 19, 2003 10:00 a.m. Haynes and Boone, LLP 901 Main Street, 29th Floor Dallas, Texas

Toreador Resources Corporation 4809 Cole Avenue, Suite 108, Dallas, Texas 75205 (214) 559-3933 (telephone), (214) 559-3945 (facsimile)

May 15, 2003

Dear Toreador Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Resources Corporation. The meeting will be held at 10:00 a.m. on Thursday, June 19, 2003, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. Your Board of Directors and management look forward to greeting those of you able to attend in person.

•	You will find enclosed a Notice of Annual Meeting of Stockholders that identifies the proposals for your action.

•	At the meeting we will present a report on Toreador’s 2002 business results and on other matters of current interest to you.

•	You will find enclosed the 2002 Annual Report and the Annual Report on Form 10-K for the year ended December 31, 2002.

     Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in the Toreador’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

John Mark McLaughlin Chairman of the Board of Directors

TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 19, 2003

To Our Stockholders:

     The Annual Meeting of Stockholders of Toreador Resources Corporation, a Delaware corporation will be held on Thursday, June 19, 2003, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas, for the following purposes:

•	To elect members of the Board of Directors, whose terms are described in the proxy statement; and,

•	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record of common stock at the close of business on May 1, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A record of Toreador’s activities is contained in the enclosed 2002 Annual Report to stockholders and the Annual Report on Form 10-K for the year ended December 31, 2002, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and Report of Independent Accountants.

Dated: May 15, 2003

Sincerely,

John Mark McLaughlin Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL HELP TO ENSURE A QUORUM AND SAVE TOREADOR THE EXPENSE OF FURTHER SOLICITATION.

GENERAL
Proxies
Voting Procedures and Tabulation
Voting Securities
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
General
Nominees for Directors
EXECUTIVE OFFICERS
MEETINGS OF THE DIRECTORS AND COMMITTEES
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
Summary Compensation Table
Option Grants and Exercises
Employment Agreements
Change in Control Arrangements
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Executive Compensation: Philosophy and Program Components
Base Salary and Bonus
Stock Option Plan Awards
Chief Executive Officer Compensation
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Amended and Restated Convertible Debenture
Series A-1 Convertible Preferred Stock
Relationship between H.R. Sanders, Jr. and Herschel Sanders
Relationship between William I. Lee and Frederic Auberty
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
STOCKHOLDERS’ PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS
PROXY

TOREADOR RESOURCES CORPORATION

i

TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

PROXY STATEMENT

For Annual Meeting of Stockholders To Be Held on Thursday, June 19, 2003

GENERAL

     Your proxy is being solicited by the Board of Directors of Toreador Resources Corporation for use at the Annual Meeting of Stockholders of the Company. The annual meeting will be held on Thursday, June 19, 2003, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. This proxy statement and form of proxy are being sent to you on or about May 16, 2003.

     Toreador will bear the cost of soliciting proxies. We have retained Georgeson Shareholder Services, a proxy solicitation firm, to distribute broker search cards and to distribute this proxy statement, the attached form of proxy, the 2002 Annual Report and the Annual Report on Form 10-K for the year ended December 31, 2002, for a fee of less than $6,000 plus certain expenses. In addition, we have retained Georgeson Shareholder Services to solicit proxies for an estimated fee of $2,000 plus certain expenses. Also, we may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

Proxies

     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting you must properly sign, date and return the proxy card to us. If you do not provide any direction as to how to vote your shares, your shares will be voted FOR the election of the 10 nominees for directors named in the proxy card.

     Although the Board of Directors knows of no other business to come before the annual meeting, the persons named in the proxy intend to vote on any such new matters in accordance with their best judgement. Adjournments or postponements of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting.

     You may revoke your proxy at any time before it has been voted at the annual meeting by giving written notice of such revocation to the Secretary of Toreador, filing with us a proxy having a subsequent date, or voting in person at the annual meeting.

Voting Procedures and Tabulation

     One-third of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting, will constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take the requested stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote and they are counted toward the quorum.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.

     Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. We will not count abstentions and broker non-votes for this purpose.

     We will appoint one or more inspectors of election to act at the annual meeting and to make a written report on the voting. Prior to the annual meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for or withheld as to the vote on (i) each nominee for director and (ii) each other matter properly submitted for vote at the annual meeting.

Voting Securities

     Our only voting security outstanding and entitled to vote at this annual meeting is our common stock, par value $.15625 per share. Only the holders of record of common stock at the close of business on May 1, 2003, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of May 1, 2003, there were 9,337,517 shares of common stock outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote. The holders of Series A and Series A-1 Convertible Preferred Stock of the Company, par value $1.00, are not entitled to vote on the election of directors at this annual meeting. Unless the context otherwise requires, all references to “stockholders” in this proxy statement refer only to holders of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 15, 2003, the beneficial ownership of common stock and Series A and Series A-1 Convertible Preferred Stock of the Company (the only equity securities of Toreador presently outstanding) by (i) each director who has served since January 1, 2002, and each nominee for director of Toreador, (ii) each person who was known to Toreador to be the beneficial owner of more than five percent of the outstanding shares of common stock and (iii) directors and executive officers of Toreador as a group. John Mark McLaughlin, Chairman of the Board of Directors of Toreador since April 1997, G. Thomas Graves III, President and Chief Executive Officer of Toreador since July 1998, and a director of Toreador, Douglas W. Weir, Senior Vice President-Chief Financial Officer of Toreador since February 1999, and Michael J. FitzGerald, Senior Vice President – Exploration and Operations of Toreador since December 31, 2001 are currently the only executive officers. Edward C. Marhanka currently Vice President - Engineering U.S. Operations since December 31, 2001, served as an executive officer until May 16, 2002.

	Common Stock				Series A and Series A-1 Preferred Stock
	Beneficially Owned				Beneficially Owned

	Number of		Percent of		Number of		Percent of
	Shares		Class		Shares		Class

Thomas P. Kellogg, Jr.	81,000	(1)	*		4,000	(1)	2.03	%(1)
John Mark McLaughlin	274,134	(2)	2.88	%(2)	16,000	(2)	8.12	%(2)
Edward Nathan Dane	848,000	(3)	9.04	%(3)	—		—
Peter L. Falb	1,117,000	(3)	11.87	%(3)	4,000	(3)	2.03	%(3)
G. Thomas Graves III	312,000	(4)	3.24	%(4)	—		—
William I. Lee	1,498,998	(5)	15.46	%(5)	52,000	(5)	26.40	%(5)
H.R. Sanders, Jr.	47,250	(6)	*		1,000	(6)	*
Herbert L. Brewer	354,443	(7)	3.74	%(7)	20,000	(7)	10.15	%(7)
David M. Brewer	1,779,722	(8)	18.41	%(8)	—		—
Joseph J. Simons	156,141		1.67%		—		—
Michael J. FitzGerald	56,770	(9)	*		—		—
Edward C. Marhanka	92,667	(10)	*		—		—
Douglas W. Weir	61,667	(11)	*		—		—
All directors and officers as a group of 13	5,876,792	(12)	54.82	%(12)	97,000	(13)	49.24	%(13)
Beneficial owner of 5% or more:
Wilco Properties, Inc., 4809 Cole Ave., Suite 107, Dallas, Texas 75205	1,498,998	(5)	15.46	%(5)	52,000	(5)	26.40	%(5)
Peter L. Falb, Edward Nathan Dane, Firethorn I Limited Partnership and Dane, Falb, Stone & Co., Inc. c/o Peter L. Falb, 33 Broad Street, Boston, Massachusetts 02109	1,162,000	(3)	12.28	%(3)	4,000	(3)	2.03	%(3)
David M. Brewer and Joseph E. Griesedieck, III c/o The Madison Group, 590 Madison Avenue, 21st Floor, New York, NY 10022	1,779,722	(8)	18.41	%(8)	—		—

*	Less than one percent

(1)	Includes 55,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003, along with 25,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A Convertible Preferred Stock.

(2)	Includes 90,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003, along with 100,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A and Series A-1 Convertible Preferred Stock.

(3)	Messrs. Dane and Falb share voting and dispositive power with respect to 803,000 shares of common stock with Firethorn I Limited Partnership, a Massachusetts limited partnership, and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation. The information regarding Messrs. Dane’s and Falb’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on April 7, 1995 by the Dane Falb Persons, as amended through Amendment No. 7 thereto filed on July 30, 1998, and the Form 4s filed by Mr. Falb through April 15, 2003, and includes 25,000 shares of common stock assuming the conversion of Mr. Falb’s 4,000 shares of Series A Convertible Preferred Stock, 244,000 shares of common stock owned directly and indirectly by Mr. Falb, and the 45,000 shares of common stock which each of Messrs. Dane and Falb have the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003.

(4)	Includes 300,000 shares of common stock with respect to which Mr. Graves has the right to acquire beneficial ownership upon the exercise of currently exercisable options.

(5)	Mr. Lee and Wilco Properties, Inc. (“Wilco”) may be deemed to be acting in concert with respect to the shares of common stock. As a result, Wilco may be deemed to beneficially own 1,498,998 shares of common stock. The information regarding Mr. Lee’s and Wilco’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on June 2, 1997, by Lee Global Energy Fund, L.P. as amended through Amendment No. 9 thereto filed on March 26, 2002 and the Form 4s filed by Mr. Lee through April 15, 2003 and includes (i) the 972,598 shares owned directly by Mr. Lee; (ii) the assumed conversion of Series A and Series A-1 Convertible Preferred Stock issued to Mr. Lee into 312,500 shares of common stock; and (iii) the 45,000 shares of common stock which Mr. Lee has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003. Mr. Lee may be deemed to have voting power and dispositive power over (i) 156,400 shares of common stock owned by Wilco; and (ii) 12,500 shares of common stock resulting from the assumed conversion of Series A Convertible Preferred Stock issued to Wilco Properties, Inc.

(6)	Includes 10,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003, along with 6,250 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A-1 Convertible Preferred Stock.

(7)	Includes 8,333 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003, along with 125,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A-1 Convertible Preferred Stock, of which 62,500 shares are beneficially owned through the Herbert L. and Paulyne Brewer 1992 Trust.

(8)	Includes the 1,276,261 shares owned directly by Mr. Brewer and 8,333 shares with respect to which Mr. Brewer has the right to acquire beneficial ownership upon exercise of options exercisable within 60 days of April 15, 2003. Mr. Brewer may be deemed to have voting and dispositive power over (i) 124,433 shares owned by PHD Partners LP; and (ii) 319,962 shares resulting from the assumed conversion of the Amended and Restated Convertible Debenture issued by Madison Oil Company to PHD Partners LP which is convertible into Toreador common stock. Mr. Brewer may be deemed to have shared voting and dispositive power along with Joseph E. Griesedieck, III with regard to 45,733 shares held by JD Associates. Mr. Griesedieck may be deemed to have the voting and dispositive power over 5,000 shares held by his children. Mr. Brewer expressly disclaims beneficial ownership of such 5,000 shares. Mr. Griesedieck expressly disclaims beneficial ownership of (i) the 1,276,261 shares owned directly by Mr. Brewer, (ii) the 8,333 shares that may be acquired by Mr. Brewer upon the exercise of stock options, (iii) the 124,433 shares owned directly by PHD Partners LP, and (iv) the 319,962 shares that result from the assumed conversion of the Amended and Restated Convertible Debenture. The information regarding Mr. Brewer’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on January 9, 2002, as amended through April 15, 2003 by Mr. Brewer and Mr. Griesedieck, the Form 4s filed by Mr. Brewer through April 15, 2003 and the Form 3 and Form 4 filed by Mr. Griesedieck through April 15, 2003.

(9)	Includes 16,667 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of April 15, 2003.

(10)	Includes 91,667 shares of common stock which are subject to stock options exercisable within 60 days of April 15, 2003, by Mr. Edward C. Marhanka, Vice President-Engineering U.S. Operations of Toreador and 1,000 shares of common stock owned directly.

(11)	Includes 61,667 shares of common stock that are subject to stock options exercisable within 60 days of April 15, 2003, by Mr. Douglas W. Weir, Senior Vice President and Chief Financial Officer of Toreador.

(12)	Includes (i) 776,667 shares of common stock which are subject to stock options exercisable within 60 days of April 15, 2003, by the thirteen directors and executive officers, (ii) 173,913 shares of Toreador common stock owned directly and indirectly by the group of thirteen, (iii) the assumed conversion of shares of Series A and Series A-1 Convertible Preferred Stock issued to Wilco Properties, Inc., and Messrs. Kellogg, McLaughlin, H. Brewer, Falb, Sanders and Lee into 12,500, 25,000, 100,000, 125,000, 25,000, 6,250 and 312,500 shares of common stock, respectively, totaling 606,250 shares of common stock and (iv) the assumed conversion of the Amended and Restated Convertible Debenture issued by Madison Oil Company to PHD Partners LP into 319,962 shares of common stock.

(13)	Includes the 97,000 shares of Toreador Series A and Series A-1 Convertible Preferred Stock issued to Wilco Properties, Inc. and Messrs. Kellogg, McLaughlin, Herbert Brewer, Falb, Sanders and Lee.

Except as otherwise indicated, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment powers with respect to such shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

     The Board of Directors manages Toreador’s business and affairs, exercises all corporate powers, and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of not less than six nor more than fifteen directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number at 10. At the annual meeting, 10 directors will be elected.

     Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

Nominees for Directors

     The 10 nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. All of the nominees are presently directors of Toreador and each was elected as a director at the 2002 Annual Meeting. Mr. Sanders was first elected as a director effective at the July 11, 2001 meeting of the Board of Directors. Pursuant to the terms of the merger agreement with Madison Oil Company, each of Messrs. Herbert L. Brewer and David M. Brewer was elected as a director by the Board of Directors upon the completion of the merger on December 31, 2001 with Madison Oil Company. Mr. McLaughlin was first elected as a director of Toreador in 1976. Mr. Kellogg was first elected as a director of Toreador in 1992. Messrs. Dane, Falb, Graves, and Lee were first elected as directors of Toreador in 1998. Mr. Simons was first elected as a director in May 2002.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS

Edward Nathan Dane	67	Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment advisor since 1977.

Peter L. Falb	66	Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment adviser since 1977; Professor of Applied Mathematics, Brown University

G. Thomas Graves III	54	President and Chief Executive Officer of Toreador since July 1998. A director of Wilco Properties, Inc., a privately held oil and gas exploration company, since June 1997 and President of Wilco from June 1997- June 2002. Another director, William I. Lee is the Chairman and Chief Executive Officer of Wilco. Mr. Graves served as managing partner of Lee Global Energy Fund, an investment limited partnership from October 1994 until January 2001. Until its dissolution on December 31, 2001, Lee Global Energy Fund was affiliated with Toreador. He also served as an officer of Triton Energy Corporation (now Amerada Hess, Limited), an international oil and gas exploration and production company, from 1986 to 1993.

Thomas P. Kellogg, Jr.	66	Consultant and private investor since 1992; He was a consultant for Ensign Oil & Gas, Inc. in 1990 and 1991; from 1960 to 1990, he served as Vice President of J. P. Morgan & Co., a commercial investment bank.

William I. Lee	76	Independent energy explorer and producer since 1952. In December 1992, he retired as President and Chief Executive Officer of Triton Energy Corporation. In May 1995, he retired as Chairman and director. In 2000, he was appointed as a director of Madison Oil Company and served until he resigned on September 3, 2001. He is presently Chairman and Chief Executive Officer of Wilco Properties, Inc.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS

John Mark McLaughlin	72	Chairman of the Board of Directors of Toreador. Since 1954, he has been and is currently an attorney in private practice in San Angelo, Texas. He is President of Double-M Ranch Co., a family-owned Texas corporation, and Chairman of the Board of Texas State Bank, San Angelo, Texas. He served as President of Toreador from April 1997 to July 1998.

H.R. Sanders, Jr.	71	Retired. He was a director of Devon Energy Corporation from 1981 through 2000, and Executive Vice President of Devon Energy Corporation from 1981 through 1997. He was a Senior Vice President of RepublicBank Dallas, N.A. from 1970 to 1981. He was a director of Triton Energy Corporation from 1977 to 1981. He is presently a director of Continental Resources, Inc.

Herbert L. Brewer	76	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and effective July 12, 2001, became the Chief Executive Officer of Madison Oil Company until Madison Oil Company merged with Toreador on December 31, 2001. Prior to becoming Chief Executive Officer of Madison, he had been retired and formerly was the chairman and CEO of Triton Europe and a director and Senior Vice-President of Triton Energy Corporation, responsible for worldwide exploration.

David M. Brewer	49	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and was President of Madison Oil Company from 1993 to 2000. He has been an investor and entrepreneur since 2000. Formerly, he was an attorney with the New York firm of Cravath, Swaine & Moore and with Union Pacific Corporation.

Joseph J. Simons	44	Director of Bureau of Competition for the Federal Trade Commission since June 2001. From February 1998 until March 2001, he was a partner with the law firm of Clifford Chance Rogers & Wells. From January 1987 until February 1998, he served in various capacities in the Bureau of Competition for the Federal Trade Commission. From 1993 until December 31, 2001 when Madison Oil Company merged with Toreador, he served as a director of Madison, except for the period during the fourth quarter of 1998 until July 2000.

     There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company, except that Mr. Herbert L. Brewer is Mr. David M. Brewer’s father.

     The Board of Directors recommends a vote FOR the election of the nominees for director named above.

EXECUTIVE OFFICERS

     The executive officers of the Company consist of:

•	Mr. John Mark McLaughlin, Chairman of the Board of Directors since April 1997;

•	Mr. G. Thomas Graves III, President and Chief Executive Officer since July 1998;

•	Mr. Douglas W. Weir, Senior Vice President-Chief Financial Officer since February 1999; and

•	Mr. Michael J. FitzGerald, Senior Vice President-Exploration and Production since December 31, 2001.

     Mr. Edward C. Marhanka, Vice President Operations from May 1997 until December 31, 2001, and Vice President-Engineering U.S. Operations since December 31, 2001 was an executive officer until May 16, 2002. Prior to his current position, Mr. Marhanka , 45, was Vice President Operations of Toreador from May 1997 until December 31, 2001. Prior to joining Toreador as an employee, he had been a petroleum consultant to Toreador from June 1989 until May 1997. Prior to establishing his consulting practice in November 1987, he was employed as Senior Petroleum Engineer for Penn Resources, Inc., a privately held firm in Dallas, Texas, where he managed its oil and gas properties.

     Prior to his current position, Mr. Weir, 45, was Chief Financial Officer from 1996 until June 2002 of Wilco Properties, Inc., a privately held oil and gas exploration company and was Controller of Wilco Properties, Inc. from 1991 to 1995. From February 1999 until June 2002, he served as Chief Financial Officer of both Toreador and Wilco. From January 1999 until he ceased to be the Chief Financial Officer of Wilco in June 2002, he did not receive payment for being the Chief Financial Officer of Wilco.

     Prior to his current position, Mr. FitzGerald, 52, had been Vice President – Exploration and Production for Madison Oil Company from 1993 through December 31, 2001. From 1978 to 1991, he was responsible for exploration in the North Sea, France and Holland for Triton Energy.

     For the business background of Messrs. McLaughlin and Graves, who are directors of Toreador, see “Nominees for Directors” above.

MEETINGS OF THE DIRECTORS AND COMMITTEES

     As permitted by our bylaws, the Board of Directors has designated from its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, an Investment Committee and a Corporate Standards and Practices Committee.

•	The Executive Committee may exercise all of the authority of the Board of Directors in the management of the business and affairs of Toreador, except where action of the full Board of Directors is required by statute or by our certificate of incorporation. The members of the Executive Committee during 2002 were Messrs. McLaughlin, Graves, Falb and David Brewer. There were three meetings of the Executive Committee during 2002.

•	Toreador has an Audit Committee composed entirely of what the Company believes are independent directors, as defined by Rule 4200(a)(15) of the NASD listing standards, for which information regarding the functions performed by the committee, its membership, and the number of meetings held during the year, is set forth in the “Report of Audit Committee,” included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. The members of the Audit Committee during 2002 were Messrs. Herbert Brewer, Dane, McLaughlin and Sanders.

•	The Compensation Committee reviews and approves the compensation and benefit plans for all employees of Toreador. The members of the Compensation Committee during 2002 were Messrs. Simons, Sanders, Lee, Falb and Herbert Brewer. The Compensation Committee also administers the Company’s 2002 Stock Option Plan and Amended and Restated 1990 Stock Option Plan, and reviews and approves grants of stock options to Toreador’s officers and directors exempt from the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee met one time during 2002.

•	The Investment Committee reviews all current management investment practices and evaluates and monitors all existing and proposed Toreador investments. The members of the Investment Committee during 2002 were Messrs. Graves, Lee and Falb. There were no meetings of the Investment Committee during 2002.

•	The Nominating Committee has the exclusive power on behalf of the Board of Directors to nominate persons for election as directors of Toreador as Toreador designees and to fill positions on the Board of Directors. The members of the Nominating Committee during 2002 were Messrs. McLaughlin, Falb, Graves, David Brewer and Sanders. There were no meetings of the Nominating Committee during 2002. The Nominating Committee also considers sound and meritorious nomination suggestions for directors from stockholders. All letters of recommendation for nomination should be sent to Toreador’s Corporate Secretary at Toreador’s headquarters and should include, in addition to the nominee’s name and address, a listing of the nominee’s background and qualifications. A signed statement from nominee should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee and that, if nominated by the Board of Directors and elected by the stockholders, he or she will serve as a director.

•	The Corporate Standards and Practices Committee reviews all current written corporate standards and practices and advises management of their findings and recommendations. The members of the Corporate Governance Committee during 2002 were Messrs. Graves, Dane, Kellogg, Herbert Brewer, McLaughlin and Simons. There were two meetings of the Corporate Standards and Practices Committee during 2002.

     There were four regularly scheduled meetings and three special meetings of the Board of Directors in 2002. Each director who was a director for all of 2002 attended at least 75% of such meetings and at least 75% of the meetings of the committees on which he served. Mr. Simons was elected to the board of directors at the May 30, 2002 annual meeting. He attended at least 75% of the meetings and at least 75% of the meetings of the committees on which he served from his election to the board of directors through December 31, 2002.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation Table

     The following table sets forth information regarding the compensation awarded to, covered by or paid to (i) G. Thomas Graves III, President and Chief Executive Officer of Toreador, (ii) Edward C. Marhanka, Vice President-Engineering U.S. Operations of Toreador, (iii) Douglas W. Weir, Senior Vice President-Chief Financial Officer of Toreador, and (iv) Michael J. FitzGerald, Senior Vice President-Exploration and Operations of Toreador. The table sets forth the information for the time during which such person served as an officer of Toreador. The total cash compensation paid to the officers named below during 2002 was $900,000.

					Long-term Compensation

		Annual Compensation			Awards			Payouts

						Securities			All Other
Name and Principal				Other Annual	Restricted Stock	Underlying		LTIP	Compensation
Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Awards($)	Options/SARs (#)		Payouts ($)	($)

G. Thomas Graves III	2002	300,000	—	—	—	—			18,102	(2)
Chief Executive Officer and	2001	232,500	—	—	—	—			17,889	(3)
President(1)	2000	171,622	5,000	—	—	—		—	21,761	(4)

Douglas W. Weir	2002	185,000	15,000	—	—	—		—	5,616	(8)
Senior Vice President-	2001	122,667	16,500	—	—	10,000	(6)	—	5,500	(9)
Chief Financial Officer(5)	2000	100,075	5,000	—	—	10,000	(7)	—	5,806	(10)

Michael J. FitzGerald	2002	185,000	50,000	—	—	50,000	(12)	—	—
Senior Vice President-	2001	—	—	—	—	—		—	—
Exploration and Operations(11)	2000	—	—	—	—	—		—	—

Edward C. Marhanka	2002	150,000	15,000	—	—	—		—	3,705	(8)
Vice President-Engineering	2001	119,500	16,500	—	—	10,000	(6)	—	3,123	(9)
U.S. Operations(13)	2000	103,125	5,000	—	—	10,000	(7)	—	3,429	(10)

(1)	Mr. Graves became President and Chief Executive Officer of Toreador in July 1998.

(2)	Other compensation consists of (i) premium on a life insurance policy for $8,268, (ii) premium on a disability insurance policy of $4,584, and (iii) Toreador’s 401(k) matching contribution to employee.

(3)	Other compensation consists of (i) premium on a life insurance policy for $8,268, (ii) premium on a disability insurance policy of $4,121, and (iii) Toreador’s 401(k) matching contribution to employee.

(4)	Other compensation consists of (i) premium on a life insurance policy for $12,390, (ii) premium on a disability insurance policy of $4,121, and (iii) Toreador’s 401(k) matching contribution to employee.

(5)	Mr. Weir became Chief Financial Officer of Toreador in February 1999 and Senior Vice President-Chief Financial Officer on December 31, 2001.

(6)	On March 7, 2001, Toreador granted Messrs. Marhanka and Weir options to purchase 10,000 shares each of its common stock at an exercise price of $5.75 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after March 7, 2011.

(7)	On May 18, 2000, Toreador granted Messrs. Marhanka and Weir options to purchase 10,000 shares each of its Common Stock at an exercise price of $5.50 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after May 18, 2010.

(8)	Other compensation consists of Toreador’s 401(k) match to employee.

(9)	Other compensation consists of Toreador’s 401(k) match to employee.

(10)	Other compensation consists of premiums on life insurance policies of $306 and Toreador’s 401(k) matching contribution to employee.

(11)	Mr. FitzGerald became Senior Vice President-Exploration and Operations of Toreador on December 31, 2001.

(12)	On February 14, 2002, Toreador granted Mr. FitzGerald options to purchase 50,000 shares each of its common stock at an exercise price of $5.00 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after February 14, 2012.

(13)	Mr. Marhanka became Vice President-Operations of Toreador in May 1997 and became Vice President-Engineering U.S. Operations on December 31, 2001. He was an executive officer until May 16, 2002.

Option Grants and Exercises

     The following table provides information on grants of stock options in 2002 to Messrs. Graves, Marhanka, Weir and FitzGerald.

OPTION GRANTS IN 2002

Individual Grants

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or		Grant Date
	Options/SARs	Employees in	Base Price	Expiration	Present Value
Name	Granted	2002	($/Share)	Date	($)(1)

G. Thomas Graves III	—	—	—	—	—
Michael J. FitzGerald	50,000	24.27	5.00	2/14/2012	24,000 (2)
Edward C. Marhanka	—	—	—	—	—
Douglas W. Weir	—	—	—	—	—

(1)	We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive’s continued employment through the three-year vesting period and the ten-year option term. The following assumptions were used to calculate the Black-Scholes value:

Option term = 5 years; Risk-free rate of return = 5.00%; Toreador stock volatility = 45.8%; and Toreador dividend yield = 0%.

There is no assurance that the value received by the named executive officers or Toreador’s stockholders will be at or near the estimated valued derived by the Black-Scholes model.

(2)	The options become exercisable in three equal portions on February 14, 2003, 2004, and 2005.

     The following table summarizes the number and value of options exercised during 2002, if any, as well as the number and value of unexercised options, as of December 31, 2002, held by Messrs. Graves, Marhanka, Weir and FitzGerald.

AGGREGATED OPTION EXERCISES IN 2002 AND DECEMBER 31, 2002 OPTION VALUE

Number of Securities
	Shares		Underlying
	Acquired		Unexercised	Value of Unexercised In the
	on	Value	Options/SARS at FY	Money Options/SARS at
	Exercise	Realized	End (#) Exercisable	FY End ($)(1)
Name	(#)	($)	/Unexercisable	Exercisable/Unexercisable

G. Thomas Graves III	—	—	300,000/0	0/0
Michael J. FitzGerald	—	—	0/50,000	0/0
Edward C. Marhanka	—	—	88,333/6,667	66,000/0
Douglas W. Weir	—	—	58,333/6,667	0/0

(1)	The closing sales price per share of Toreador’s Common Stock on December 31, 2002 was $2.51 as reported by The Nasdaq National Market.

Employment Agreements

     In October 1998, Toreador and Mr. Marhanka executed a letter agreement, pursuant to which Mr. Marhanka agreed to continue his employment with Toreador. Pursuant to the letter agreement, if Mr. Marhanka’s services are no longer required and his employment with Toreador is terminated effective on or after January 1, 1999, then Toreador will pay Mr. Marhanka one month’s salary (at the salary level existing on the date of termination) for each year of service based on an anniversary date of June 1, 1989. The letter agreement amended certain provisions of an expired employment agreement dated May 1997, between Toreador and Mr. Marhanka.

     In September 2001, Madison Oil Company and Mr. FitzGerald executed an employment agreement, pursuant to which Mr. FitzGerald agreed to remain as Vice President, Exploration and Operations. The employment agreement sets forth Mr. FitzGerald’s annual salary of $185,000 and that if his employment terminates for any reason other than for cause or a voluntary resignation and he executes a standard termination agreement upon termination, he shall receive his monthly salary for twelve months following his termination and 50% of his unvested stock options would vest on the termination date and he would have one year from the date of his termination to exercise his vested stock options. When Madison merged with Toreador, Toreador assumed the liabilities under this employment agreement.

Change in Control Arrangements

     The Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan provide that, in the event of a “Change in Control” of Toreador (as defined below), then, notwithstanding any other provision in the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan to the contrary, all unmatured installments of outstanding stock options will automatically be accelerated and exercisable in full. This acceleration of exercisability will not apply to a stock option granted to any participant other than non-employee directors if any surviving acquiring corporation agrees to assume such stock option in connection with the Change in Control. The Amended and Restated 1994 Non-Employee Director Stock Option Plan provides that, in the event of a “Change in Control” of Toreador (as defined below), then, the maturity of all options then outstanding under the Amended and Restated 1994 Non-Employee Director Stock Option Plan will accelerate automatically.

     A Change of Control is defined in the Amended and Restated 1990 Stock Option Plan, the 2002 Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan as any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate is defined in the Amended and Restated 1990 Stock Option Plan, the 2002 Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan to mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

Compensation of Directors

     Toreador pays its directors $2,000 for each regularly scheduled Board of Directors meeting they attend and reimburses directors for reasonable travel expenses. Toreador pays its directors $1,500 for each telephonic Board of Directors meeting in which the directors participate. Toreador pays members of the committees of the Board of Directors $1,500 per meeting, unless the committee meeting is held in conjunction with a meeting of the Board of Directors, in which case Toreador pays $500. Additionally, Toreador pays an annual stipend of $12,000 to each director.

     On May 30, 2002, each non-employee director serving on such date received an option to purchase 15,000 shares of Common Stock at an exercise price of $4.12 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after May 30, 2012. On February 14, 2002, each of Messrs. Herbert L. Brewer and David M. Brewer received stock options to purchase 10,000 shares of Common Stock at an exercise price of $4.51 per share and Mr. Sanders received stock options to purchase 5,000 shares of Common Stock at an exercise price of $5.95 per share.

Compensation Committee Interlocks and Insider Participation

     During 2002, the members of the compensation committee were Messrs. Simons, Lee, Sanders, Herbert Brewer and Falb. Mr. Lee, a Toreador director, is principal shareholder and Chairman and Chief Executive Officer of Wilco Properties, Inc. of which, Mr. Graves, a director and President and Chief Executive Officer of Toreador, is also a director and until June 2002 served as the President. From July 12, 2001 until Madison Oil Company was acquired by Toreador on December 31, 2001, Herbert Brewer was the President and Chief Executive Officer of Madison Oil Company. On November 1, 2002, Messrs. Lee and Herbert Brewer purchased shares of Toreador’s Series A-1 Convertible Preferred Stock with Mr. Lee purchasing $250,000 of such shares and Herbert Brewer purchasing $250,000 directly and $250,000 indirectly of such shares which cumulatively was approximately 81% of the issued Series A-1 Convertible Preferred Stock. The Series A-1 Convertible Preferred Stock has an annual dividend rate of 9.0% and may be converted into Toreador common stock by the holder at a conversion price of $4.00 per share. In 2002, Madison Oil Company, a Toreador subsidiary, paid PHD Partners LP approximately $150,000 in interest on the Amended and Restated Convertible Debenture issued by Madison Oil Company to PHD Partners LP. The Amended and Restated Convertible Debenture has a principal amount of $2,159,746, matures on March 31, 2006 and bears an interest rate of 10%. Interest can be paid in cash or in Toreador common stock. The Amended and Restated Convertible Debenture is convertible into Toreador common stock at the option of PHD Partners LP at a conversion price of $6.75. Herbert Brewer is an approximately 66.67% limited partner in PHD Partners LP. David Brewer is an approximately 33.33% limited partner in PHD Partners LP and the general partner of PHD Partners LP is an entity owned 100% by David Brewer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has oversight over Toreador’s executive compensation program and approves the base salaries and bonuses of the senior executive officers. The Compensation Committee is composed of Messrs. Simons, Lee, Sanders, Herbert Brewer and Falb.

Executive Compensation: Philosophy and Program Components

     Toreador’s philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to Toreador’s success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of executive compensation are: base salary, cash bonuses and stock options. Stock options are made available to key employees. Executives also participate in certain benefit plans available to all salaried employees. Toreador believes that a portion of the executive officers’ compensation should be placed at risk and, in keeping with that objective, a portion of the compensation package is comprised of a performance-based cash bonus. Incentive stock options awarded from time to time under the stock option plan are another risk-related compensation element. Toreador believes that employee ownership of its stock is one of the most efficient ways to align employee and stockholder interests in the mutual goal of creating stockholder value.

Base Salary and Bonus

     In 2002, base salaries and bonuses for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account, among other items, the individual’s initiative, contributions to Toreador’s overall performance, and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that often.

Stock Option Plan Awards

     In September 1998, the Board of Directors adopted the Amended and Restated 1990 Stock Option Plan which was amended effective May 30, 2002, and in October 2001, the Board of Directors adopted effective December 31, 2001 the 2002 Stock Option Plan that was approved at the December 31, 2001 special meeting. The purpose of the Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan is to provide an incentive for officers, key employees and key consultants of Toreador or its affiliates, to extend to them the opportunity to acquire a proprietary interest in Toreador so that they will apply their best efforts for the benefit of Toreador, and to aid Toreador in attracting able persons to enter the service of Toreador and its affiliates. It was further intended that the options granted pursuant to the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan will be either incentive stock options or nonqualified stock options.

     The Compensation Committee from time to time selects the particular officers, key employees, and key consultants of Toreador and its affiliates to whom the stock options are to be granted and/or distributed in recognition of each such participant’s contribution to Toreador’s or the affiliate’s success. At various times in the past, Toreador has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employees’ 401(k) savings plan and the life and health insurance benefit plans available to all salaried employees. Other than with respect to Toreador common stock held as an investment option under the 401(k) savings plan, benefits under these plans are not directly or indirectly tied to Toreador’s performance.

Chief Executive Officer Compensation

     The Compensation Committee has awarded Mr. Graves, President and Chief Executive Officer of Toreador, a base salary of $300,000 for 2003. The 2003 base salary does not represent an increase from 2002. As with all executive officers, Mr. Graves’s compensation is linked to individual performance and Toreador’s profitability. As a result of Toreador’s lack of profitability in 2002 and the need to utilize available cash in 2003 for debt reduction and exploration, it was determined that the 2003 base salaries for all executive officers would not be increased.

By the Compensation Committee:

Joseph J. Simons William I. Lee H.R. Sanders, Jr. Herbert L. Brewer Peter L. Falb

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which was established in 1998, oversees the external audit of Toreador’s financial statements and reviews the audit, control and financial reporting procedures of Toreador. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Ernst & Young LLP, its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Toreador’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Toreador, including the matters in the written disclosures and the letter provided to Toreador by the independent auditors, as required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

     The Audit Committee discussed with Toreador’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Toreador’s internal controls, and the overall quality of Toreador’s financial reporting. The Audit Committee held four meetings during fiscal 2002.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ending December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also approved the selection of Ernst & Young LLP as Toreador’s independent auditors.

By the Audit Committee:

Edward N. Dane John Mark McLaughlin H.R. Sanders, Jr. Herbert L. Brewer

April 11, 2003

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative return on the Common Stock over the period commencing December 31, 1997 and ending December 31, 2002, with the Nasdaq Market Value Index and the Media General Independent Oil and Gas Industry Group Index. Each index assumes $100 invested at the close of trading on December 31, 1997 and reinvestment of dividends.

	1997	1998	1999	2000	2001	2002

Toreador Resources Corp.	100	70	99	138	104	57
MG Group Index	100	65	91	132	108	113
NASDAQ Market Index	100	141	249	156	125	87

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG TOREADOR RESOURCES CORPORATION, MG
GROUP INDEX AND NASDAQ MARKET INDEX

CUMULATIVE TOTAL RETURN

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Amended and Restated Convertible Debenture

     In connection with the acquisition of Madison, Madison entered into an Amended and Restated Convertible Debenture in the amount of $2,159,746 with PHD Partners LP, the general partner of which is an entity owned 100% by David Brewer. Also, David Brewer is an approximately 33.33% limited partner in PHD Partners LP and Herbert Brewer is an approximately 66.67% limited partner in PHD Partners LP. In 2002, Madison paid PHD Partners LP approximately $150,000 in interest. The Amended and Restated Convertible Debenture matures on March 31, 2006, and bears an interest rate of 10%. Interest can be paid in cash or in Toreador common stock. The Amended and Restated Convertible Debenture is convertible into Toreador common stock at the option of PHD Partners LP at a conversion price of $6.75 per share.

Series A-1 Convertible Preferred Stock

     On November 1, 2002, certain of Toreador’s director purchased $925,000 of Toreador’s Series A-1 Convertible Preferred Stock. Mr. Lee purchasing $250,000 of such shares, Herbert Brewer purchasing $250,000 directly and $250,000 indirectly of such shares, and Mr. McLaughlin purchased $150,000 of such shares. The Series A-1 Convertible Preferred Stock has an annual dividend rate of 9.0% and may be converted into Toreador common stock by the holder at a conversion price of $4.00 per share.

Relationship between H.R. Sanders, Jr. and Herschel Sanders

     Herschel Sanders is Toreador’s Vice President-Land and is the son of H.R. Sanders, Jr., a Toreador director. In 2002, Herschel Sanders received a total salary of $136,000 and his 2003 salary is set at $136,000.

Relationship between William I. Lee and Frederic Auberty

     Frederic Auberty is Toreador’s Vice President-International Operations and is the step-son of William I. Lee, a Toreador director. In 2002, Frederic Auberty received a total salary of $115,000 and his 2003 salary is set at $115,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of Toreador, and persons who own more than ten percent of the common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and persons who own more than ten percent of the common stock are required by SEC regulations to furnish Toreador with copies of all Section 16(a) forms they file.

     To Toreador’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2002, Toreador complied with all Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders except as set forth below. For each of the following persons, the number of transactions not reported on a timely basis on Form 4’s is as follows: Lee (3), David Brewer (2), Herbert Brewer (1), McLaughlin (1), Sanders (1), Falb (2), and FitzGerald (2).

AUDITORS

     Ernst & Young LLP, which has served as Toreador’s independent public accountants since 1999, has been selected to audit the financial statements of Toreador for the year ended December 31, 2003. This selection will not be submitted to stockholders for ratification or approval. Ernst & Young LLP has informed Toreador that they are independent with respect to Toreador within the meaning of the applicable published rules of the Securities and Exchange Commission, the pronouncements of the Independence Standards Board, and Rule 101 of the American Institute of Certified Public Accountant’s Code of Professional Ethics, its interpretations and rulings. Fees incurred during 2002 amounted to $407,292, composed of the following:

•	Audit Fees – $160,709 for the audit of the most recent fiscal year;

•	Financial Information Systems Design and Implementations – No fees; and

•	All Other Fees – $246,583 for all other services, composed of $93,855 for services rendered in connection with acquisitions, $122,817 for tax consulting and $29,911 for miscellaneous services.

     The audit committee determined that Ernst & Young LLP’s services under the category “All Other Fees” was compatible with Ernst & Young LLP maintaining its independence.

     Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

STOCKHOLDERS’ PROPOSALS

     It is currently contemplated that Toreador’s 2004 Annual Meeting of Stockholders will take place on May 20, 2004. Any stockholder who intends to present a proposal at the 2004 Annual Meeting of Stockholders, and who wishes to have a proposal included in Toreador’s proxy statement for that meeting, must deliver the proposal to Toreador’s Secretary at Toreador’s offices in Dallas, Texas, for receipt not later than January 16, 2004. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after February 20, 2004. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     A record of the Company’s activities is contained in the enclosed 2002 Annual Report to stockholders and the Annual Report on Form 10-K for the year ended December 31, 2002, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and Report of Independent Accountants.

By Order of the Board of Directors,

John Mark McLaughlin Chairman of the Board of Directors

PROXY

TOREADOR RESOURCES CORPORATION
4809 COLE AVENUE
SUITE 108
DALLAS, TEXAS 75205

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING ON JUNE 19, 2003

     The undersigned hereby constitutes and appoints G. Thomas Graves III and Douglas W. Weir, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of Toreador Resources Corporation held of record by the undersigned on May 1, 2003, at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 2900, Dallas, Texas 75202, on Thursday, June 19, 2003, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified below, as more fully described in the notice of the meeting dated May 15, 2003 and the proxy statement accompanying such notice.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR AND (II) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

Please mark your votes as in this example. [X]

1.	Election of Directors

FOR all nominees listed below		WITHHOLD AUTHORITY to vote
(except as marked to the contrary below)	[ ]	for all nominees listed below	[ ]

David M. Brewer	Herbert L. Brewer	Edward Nathan Dane
Peter L. Falb	G. Thomas Graves III	Thomas P. Kellogg, Jr.
William I. Lee	John Mark McLaughlin	H.R. Sanders, Jr.
Joseph J. Simons

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

SIGNATURE(S)	DATE:

NOTE:	Please sign exactly as your name appears herein. Joint owners should each sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such.